EquiTrust Money Market Fund, Inc.

Supplement to Prospectus Dated December 1, 2008, as supplemented on March 16, 2009

On May 28, 2009, the Board of the EquiTrust Money Market Fund,
Inc. (the "Fund") approved an Agreement and Plan of
Reorganization (the "Plan") between the Fund and EquiTrust
Series Fund, Inc., on behalf of the Money Market Portfolio.

The Plan provides for the transfer of all of the assets and the assumption of all of the liabilities of the Fund solely in exchange for Institutional Class ("Class I") shares of the Money Market Portfolio. The Money Market Portfolio shares received by the Fund would then be distributed to its shareholders as part of the Fund's liquidation provided for in the Plan. (The transaction contemplated by the Plan is referred to as the "Merger.")

The Merger can be consummated only if, among other things, it is approved by shareholders of the Fund. A Special Meeting (the "Meeting") of the shareholders of the Fund will be held on August 13, 2009 and shareholders will be given the opportunity to vote on the Plan at that time. In connection with the Meeting, the Fund will deliver to shareholders a Proxy Statement/Prospectus describing in detail the Merger and the Board's considerations in recommending that shareholders approve the Merger.

If the Plan is approved at the Meeting and certain conditions required by the Plan are satisfied, the Merger is expected to become effective on or about August 31, 2009.

Supplement dated June 4, 2009